UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2014

ENVISION HEALTHCARE HOLDINGS, INC.

ENVISION HEALTHCARE CORPORATION

(Exact name of each registrant as specified in its charter)

Delaware	001-36048	45-0832318
Delaware	001-32701	20-3738384
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On June 10, 2014, EmCare, Inc. (“EmCare”), a wholly-owned subsidiary of Envision Healthcare Holdings, Inc. (the “Company”), entered into an Interest Purchase Agreement (the “Purchase Agreement”) with Phoenix Physicians, LLC (“Phoenix”) and all of the equity owners of Phoenix (the “Sellers”), pursuant to which EmCare agreed to acquire from Sellers all of the issued and outstanding equity interests of Phoenix for $170 million in cash, subject to certain adjustments as set forth in the Purchase Agreement, and the assumption of certain liabilities of Phoenix (the “Transaction”).  Phoenix, in part through management services agreements with professional entities, is engaged in providing medical practices support and emergency department management and staffing services to hospitals, physicians and healthcare facilities (the “Business”).  Based on current law, the Company expects that goodwill and other intangible assets arising from this transaction will be deductible for federal and state income tax purposes over 15 years and, if fully utilized, this would result in an annual cash tax benefit to the Company of approximately $3.8 million.  The estimated present value of these tax benefits is approximately $40 million.  The Company's ability to utilize these deductions fully is subject to the Company having sufficient taxable income in future periods, and thus there can be no assurances as to the actual cash tax benefits or the value of any such tax benefits.

The Purchase Agreement contains customary representations, warranties and covenants by each party, including covenants with respect to the conduct of Phoenix prior to the completion of the Transaction, compliance with applicable laws and regulations, and Phoenix’s eligibility for participation and reimbursement under federal and state health care programs.  Additionally, the Sellers have agreed to certain non-compete restrictions for three-years after closing of the Transaction and will not solicit employees of Phoenix or affiliated entities for one-year after closing, both as more fully set forth in the Purchase Agreement.  The Transaction is subject to customary closing conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the execution and delivery of related transaction documents.

EmCare or an affiliate will enter into or assume certain ancillary agreements in connection with the Transaction, including employment agreements with certain management employees of Phoenix and management services agreements with certain professional entities through which the Business is conducted.

The Purchase Agreement also includes certain termination provisions that allow either party to terminate the agreement (i) upon mutual consent, (ii) upon a material breach of the other party of a covenant, obligation, agreement, representation or warranty contained in the Purchase Agreement, or (iii) in the event the Transaction has not closed by August 10, 2014.  Subject to certain exceptions and limitations, the parties agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters.

The Company plans to fund the purchase price for the Transaction with a combination of available cash and borrowings under its senior secured asset-based revolving credit facility.

A copy of the Purchase Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.  The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement.

Certain statements and information herein may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future, including the Company’s ability to successfully complete the acquisition of Phoenix and realize any cash tax benefits from the acquisition. Any forward-looking statements herein are made as of the date of this report, and the Company undertakes no duty to update or revise any such statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s periodic filings with the Securities and Exchange Commission from time to time, including in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On June 10, 2014, the Company issued a press release announcing the signing of the Purchase Agreement.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The Company believes there are substantial opportunities for additional acquisitions across its businesses.  The Company is currently considering acquisitions with purchase prices ranging from approximately $50 million to approximately $150 million, which the Company would expect to fund with cash on hand, borrowings under its senior secured asset-based revolving credit facility, or a combination thereof.  The Company will continue to follow a disciplined strategy in exploring future acquisitions by analyzing the strategic rationale, financial impact and organic growth profile of each potential opportunity.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit Number	Description

2.1*	Interest Purchase Agreement, dated as of June 10, 2014, by and among EmCare, Inc., Phoenix Physicians, LLC and the Sellers.

99.1	Press Release dated June 10, 2014.

*As permitted by Item 601(b)(2) of Regulation S-K, the schedules (and similar attachments) to the Purchase Agreement have been omitted and the Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

June 10, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE CORPORATION
(Registrant)

June 10, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Interest Purchase Agreement, dated as of June 10, 2014, by and among EmCare, Inc., Phoenix Physicians, LLC and the Sellers.

99.1	Press Release dated June 10, 2014.

*As permitted by Item 601(b)(2) of Regulation S-K, the schedules (and similar attachments) to the Purchase Agreement have been omitted and the Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.